QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 5, 2008
(Date of earliest event reported)

KODIAK OIL & GAS CORP.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 592-8075
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02. Results of Operations and Financial Condition.

        On August 5, 2008, Kodiak Oil & Gas Corp. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

        On July 14, 2008, the Company filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-3 ("Registration Statement"). The Company is filing as Exhibit 1.1 the form of underwriting agreement (the "Underwriting Agreement") between the Company and KeyBanc Capital Markets Inc., which is incorporated by reference into the Registration Statement. The proposed offering contemplated by the Underwriting Agreement provides for the issuance of 7,000,000 shares of the Company's common stock. The Company expects to grant the underwriters an option, exercisable for a period of 30 days, to purchase up to an additional 1,050,000 shares of the Company's common stock to cover over-allotments, if any. The description herein of the Underwriting Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Underwriting Agreement filed as Exhibit 1.1 hereto.

Item 9.01 Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit No.	Description
1.1	Form of Underwriting Agreement between Kodiak Oil & Gas Corp. and KeyBanc Capital Markets Inc.
99.1	Press release of Kodiak Oil & Gas Corp. dated August 5, 2008.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.
By:	/s/ KEITH DOSS Keith Doss Chief Financial Officer

Date: August 5, 2008

 EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Underwriting Agreement between Kodiak Oil & Gas Corp. and KeyBanc Capital Markets Inc.
99.1	Press release of Kodiak Oil & Gas Corp. dated August 5, 2008.

QuickLinks

  Item 2.02. Results of Operations and Financial Condition.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX